Exhibit 10.17

FIRST AMENDMENT
TO
FOREST CITY 401(K) EMPLOYEE SAVINGS PLAN & TRUST

The Forest City 401(k) Employee Savings Plan & Trust, originally effective as of May 1, 1992, as presently maintained under an amendment and restatement made effective as of January 1, 2015, is hereby amended effective as of the dates below, in the following respects:

FIRST CHANGE

Section 2.1 of the Adoption Agreement is amended effective December 31, 2015 to update the Plan Sponsor Name and EIN as follows:

2.1	PLAN SPONSOR NAME, ADDRESS, PHONE NUMBER, AND EMPLOYER IDENTIFICATION NUMBER (EIN)

Name:	Forest City Employer, LLC

Address:	50 Public Square - 1300 Terminal Tower
Cleveland, OH 44113-2203

Phone:	(216) 416-3968

EIN:	47-4779870
SECOND CHANGE

Section 2.3 of the Adoption Agreement is amended effective December 31, 2015 to update the Type of Entity as follows:

2.3	TYPE OF ENTITY

a.	☐ C-corporation (including LLC taxed as a corporation)

b.	☐ Partnership (including LLP)

c.	☐ S-corporation

d.	☐ Tax exempt/not for profit

e.	☒ LLC taxed as a partnership or sole proprietorship

f.	☐ Professional services corporation

g.	☐ Professional employer organization (employee leasing organization)

h.	☐ Other: __________________________________________________________________________ (must be a legal entity recognized under federal income tax laws)

THIRD CHANGE

Section 4.2 of the Adoption Agreement is amended effective January 1, 2016 to update the Plan Name as follows:

4.2	PLAN NAME: Forest City Employer, LLC 401(k) Employee Savings Plan & Trust I

FOURTH CHANGE

Section 5.1 of the Adoption Agreement is amended effective January 1, 2016 to update the Plan Administrator as follows:

5.1	PLAN ADMINISTRATOR NAME, ADDRESS, AND TELEPHONE NUMBER

a.	☐ Plan Sponsor (use Plan Sponsor's address and telephone number)

b.	☒ Use name, address and telephone number below:

Name:	The Benefits Committee appointed by the Board of Directors of Forest City Realty Trust Inc.

Address:	50 Public Square, Suite 1300
Cleveland, OH 44113-2203
Phone:    (216) 416-6060

FIFTH CHANGE

Section 5.2 of the Adoption Agreement is amended effective January 1, 2016 to update the Investment Fiduciary as follows:

5.2	INVESTMENT FIDUCIARY NAME, ADDRESS, AND TELEPHONE NUMBER

a.	☐ Plan Sponsor (use Plan Sponsor's address and telephone number)

b.	☒ Plan Administrator (use Plan Administrator's address and telephone number)

c.	☐ Use name, address and telephone number below:

Name:	______________________________________________________________________________________

Address:	______________________________________________________________________________________
______________________________________________________________________________________

Phone:	______________________________________________________________________________________

SIXTH CHANGE

Section 9.1 of the Adoption Agreement is amended effective January 1, 2016 to update Covered Employees to uncheck 9.1a.1 and instead check 9.1f.1:
9.1    COVERED EMPLOYEES INCLUDE. Subject to any exclusions selected in 9.2 below, Covered Employees include the following:

	All Contributions	Employee	Matching	Nonelective	QNEC	Safe Harbor[1]
a. All Employees of participating Employer	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
b. Only hourly rate Employees	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
c. Only salaried Employees	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
d. Only collectively-bargained Employees (less than 50% of which are officers or executives) Name of the union(s): _____________________ _____________________	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
e. Only PEO worksite Employees[2]	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
i. Covered Employees include Employees of the Plan Sponsor	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
f. Only the following Employees[3]: employees of the participating Employer whose Pay Group Codes as assigned by the Plan Administrator indicate that they are employed by legacy Forest City Enterprises, Inc.
	1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

FINAL CHANGE

Section 9.2l of the Adoption Agreement is amended effective January 1, 2016 to read as follows:

All Contributions	Employee	Matching	Nonelective	QNEC	Safe Harbor[1]
l. Other excluded Employees[2]: contract police, contract security personnel, temporary employees, interns, Employees of the participating Employer whose Pay Group Codes as assigned by the Plan Administrator indicate that they are employed by legacy Forest City Ratner Companies, LLC, employees of FC Gowanus Associates LLC, employees of FC Yonkers Associates LLC, employees of FC Modular LLC, employees of First New York Partners LLC and employees of FCRC Services Company LLC
1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
*	*	*

EXECUTED AT Cleveland, Ohio, this 18th day of November, 2015.

Forest City Employer, LLC

By:      /s/ Geralyn M. Presti
Title:    Executive Vice President